FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 29549

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported): March 3, 2004

GIANT GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	1-4323	23-0622690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9440 Santa Monica Blvd., Suite 407	90210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 273 5678

Item 9. REGULATION FD DISCLOSURE.

On March 3, 2004, the Registrant issued a news release entitled “GIANT GROUP, LTD. ANNOUNCES TRIAL DATE” reporting that a trial date has been set for the pending litigation between GIANT, as plaintiff and L.H. Friend, Gregory Presson and Robert Campbell (“LH Friend”), as defendants. A copy of this release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, who is duly authorized.

GIANT GROUP, LTD.
(Registrant)

By	/s/ Pasquale A. Ambrogio
Name:	Pasquale A. Ambrogio
Title:	Chief Financial Officer
Dated:	March 3, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated March 3, 2004